AMENDMENT NO. 2
Dated as of November 20, 2017
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of November 19, 2015
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
THE BANK OF NOVA SCOTIA
and
ROYAL BANK OF CANADA,
as Co-Documentation Agents

AMENDMENT NO. 2
AMENDMENT NO. 2 dated as of November 20, 2017 (this
“Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015, as amended by Amendment No. 1 dated as of November 18, 2016, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an “Existing Bank”), enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 20, 2020 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended;

WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the headin“Commitment” (the “Extended Commitments”);

WHEREAS, on the Second Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment; and

WHEREAS, certain other financial institutions referred to herein as “Non-Extending Banks” (each, a “Non-Extending Bank”) have informed the Borrower of their desire to terminate their existing Commitment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing

Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the Second Amendment Effective Date, refer to the Amended Credit Agreement.

Section 2. Amended Terms and Second Amendment Effective Date Transactions.

(a)    Each of the parties hereto agrees that, effective on the Second Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages of the Existing Credit Agreementattached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.

(b)    On the Second Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement, so that the Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.

(c)    Notwithstanding Section 2.10 of the Existing Credit Agreement, on the Second Amendment Effective Date, the Commitment of each Non-Extending Bank shall be terminated and such Non-Extending Bank shall no longer be considered as a Bank under the Amended Credit Agreement.

Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:

(a)    the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the Second Amendment Effective Date; and

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(c)    the execution, delivery and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.

Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE

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DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Second Amendment Effective Date unless otherwise indicated:

(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank and (iii) the Required Banks under the Existing Credit Agreement;

(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations;

(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the Second Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
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(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including such fees that are owed to each Non-Extending Bank, required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Second Amendment Effective Date;

(f)    receipt by the Administrative Agent and the Banks of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56; and

(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:	/s/ J. ANDREW DON
Name: J. Andrew Don
Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 – 2020 Facility

MIZUHO BANK, LTD., as Administrative Agent, Initial Issuing Bank and Extending Bank

By:	/s/ NELSON CHANG
Name: Nelson Chang
Title: Authorized Signatory

Signature Page to Amendment No. 2 – 2020 Facility

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Extending Bank
By:	/s/ JUAN J. JAVELLANA
Name: /s/ Juan J. Javellana
Title: Executive Director

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

ROYAL BANK OF CANADA
By:	/s/ RAHUL D. SHAH
Name: Rahul D. Shah
Title: Authorized Signatory

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

THE BANK OF NOVA SCOTIA
By:	/s/ DAVID DEWAR
Name: David Dewar
Title: Director

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ NICHOLAS BATTISTA
Name: Nicholas Battista
Title: Managing Director

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

PNC Bank, National Association
By:	/s/ NANCY ROSAL BONNELL
Name: Nancy Rosal Bonnell
Title: Sr. Vice President

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

US Bank National Association
By:	/s/ ERIC J. COSGROVE
Name: Eric J. Cosgrove
Title: Senior Vice President

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

SUNTRUST BANK
By:	/s/ ARIZE AGUMADU
Name: Arize Agumadu
Title: Vice President

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

REGIONS BANK
By:	/s/ BRAND HOSFORD
Name: Brand Hosford
Title: Vice President

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment. with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

KeyBank, National Association
By:	/s/ BENJAMIN C. COOPER
Name: Benjamin C. Cooper
Title: Vice President

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

APPLE BANK FOR SAVINGS

By:	/s/ JONATHAN C. BYRON
Name: Jonathan C. Byron
Title: Senior Vice President

Signature Page to Amendment No. 2 – 2020 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☐
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☒	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment. Industrial and Commercial Bank of China Limited, New York Branch

By:	/s/ JEFFREY ROTH
Name: Jeffrey Roth
Title: Director

By:	/s/ SHOLIN PENG
Name: Sholin Peng
Title: Managing Director

Signature Page to Amendment No. 2 – 2020 Facility

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
Mizuho Bank Ltd.	$187,500,000.00
Royal Bank of Canada	$187,500,000.00
The Bank of Nova Scotia	$187,5000,00.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$187,5000,00.00
JPMorgan Chase Bank, N.A.	$180,000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
Regions Bank	$75,000,000.00
KeyBank National Association	$70,000,000.00
Apple Bank for Savings	$17,500,000.00
Total	$1,492,500,000.00

EXHIBIT A

NOT A LEGAL DOCUMENT

COMPOSITE COPY REFLECTING
AMENDMENT NO. ~~1~~2
DATED AS OF NOVEMBER ~~18~~20,
~~2016~~2017
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
dated as of
November 19, 2015
among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS LISTED HEREIN,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
THE BANK OF NOVA SCOTIA,
and
ROYAL BANK OF CANADA
as Co-Documentation Agents
__________________________________

MIZUHO BANK, LTD.,
JPMORGAN CHASE BANK, N.A.,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
THE BANK OF NOVA SCOTIA
and
RBC CAPITAL MARKETS
as Co-Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
___________________
PAGE
ARTICLE 1
Definitions
Section 1.01.    Definitions....................................................................................................1
Section 1.02.    Accounting Terms and Determinations..................................................~~24~~23
Section 1.03.    Types of Borrowings...................................................................................24
Section 1.04.    Letter of Credit.......................................................................................~~25~~24

ARTICLE 2
The Credits

Section 2.01.    Commitments to Lend and Issue Letters of Credit................................~~25~~24
Section 2.02.    Notice of Committed Borrowings..........................................................~~28~~27
Section 2.03.    Money Market Borrowings....................................................................~~28~~27
Section 2.04.    Notice to Banks; Funding of Loans.......................................................~~32~~31
Section 2.05.    Notes......................................................................................................~~33~~32
Section 2.06.    Maturity of Loans..................................................................................~~34~~33
Section 2.07.    Interest Rates.........................................................................................~~34~~33

Section 2.17.    Increase of Commitments.......................................................................~~46~~45
Section 2.18.    Replacement of Banks................................................................................47
Section 2.19.    Defaulting Banks........................................................................................49
Section 2.20.    Issuance of Letters of Credit; Drawings and
Reimbursements; Auto-Extension Letters of Credit;

ARTICLE 3
Conditions

Section 3.01.    Effectiveness...........................................................................................~~60~~62
Section 3.02.    [Reserved]..............................................................................................~~62~~63
Section 3.03.    Borrowings and L/C Credit Extensions.................................................~~62~~63

i

ARTICLE 4
Representations and Warranties

Section 4.01.    Corporate Existence, Power and Authority..........................................~~63~~65
Section 4.02.    Financial Statements.............................................................................~~64~~65
Section 4.03.    Litigation...............................................................................................~~65~~66
Section 4.04.    Governmental Authorizations................................................................~~65~~67
Section 4.05.    Members’ Subordinated Certificates.....................................................~~65~~67
Section 4.06.    No Violation of Agreements...................................................................~~65~~67
Section 4.07.    No Event of Default under the Indentures.............................................~~66~~67
Section 4.08.    Compliance with ERISA........................................................................~~66~~68
Section 4.09.    Compliance with Other Laws................................................................~~67~~68
Section 4.10.    Tax Status..............................................................................................~~67~~68
Section 4.11.    Investment Company Act.......................................................................~~67~~68
Section 4.12.    Disclosure..............................................................................................~~67~~68
Section 4.13.    Subsidiaries...........................................................................................~~67~~69
Section 4.14.    Environmental Matters..........................................................................~~67~~69
Section 4.15.    Anti-Corruption Laws and Sanctions....................................................~~68~~69

ARTICLE 5
Covenants

Section 5.01.    Corporate Existence..............................................................................~~68~~70
Section 5.02.    Disposition of Assets, Merger, Character of Business, etc....................~~68~~70
Section 5.03.    Financial Information............................................................................~~69~~70
Section 5.04.    Default Certificates................................................................................~~70~~72
Section 5.05.    Notice of Litigation and Defaults...........................................................~~71~~72
Section 5.06.    ERISA.....................................................................................................~~71~~73
Section 5.07.    Payment of Charges...............................................................................~~71~~73
Section 5.08.    Inspection of Books and Assets..............................................................~~72~~73
Section 5.09.    Indebtedness...........................................................................................~~72~~73
Section 5.10.    Liens.......................................................................................................~~73~~74
Section 5.11.    Maintenance of Insurance......................................................................~~74~~75
Section 5.12.    Subsidiaries and Joint Ventures.............................................................~~74~~75
Section 5.13.    Minimum TIER.......................................................................................~~75~~76
Section 5.14.    Retirement of Patronage Capital...........................................................~~75~~76
Section 5.15.    Use of Proceeds.....................................................................................~~75~~77
Section 5.16.    Compliance with Laws...........................................................................~~76~~77

ARTICLE 6
Defaults

Section 6.01.    Events of Default....................................................................................~~76~~77
Section 6.02.    Actions In Respect Of Letters Of Credit Upon Default..........................~~78~~80
Section 6.03.    Notice of Default....................................................................................~~79~~80
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ARTICLE 7
The Administrative Agent

Section 7.01.    Appointment and Authorization.............................................................~~79~~80
Section 7.02.    Administrative Agent and Affiliates.......................................................~~79~~81
Section 7.03.    General Nature of the Administrative Agent’s Duties............................~~79~~81
Section 7.04.    Consultation with Experts......................................................................~~80~~81
Section 7.05.    Liability of Administrative Agent...........................................................~~80~~82
Section 7.06.    Indemnification......................................................................................~~80~~82
Section 7.07.    Credit Decision......................................................................................~~81~~83
Section 7.08.    Successor Administrative Agent.............................................................~~81~~83
Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-
Lead Arrangers Not Liable ..................................................................~~82~~83
Section 7.10.    Calculations...........................................................................................~~82~~84

ARTICLE 8
Change in Circumstances

Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair....................~~82~~84
Section 8.02.    Illegality.................................................................................................~~83~~84
Section 8.03.    Increased Cost and Reduced Return......................................................~~83~~85
Section 8.04.    Base Rate Loans Substituted for Affected Euro-Dollar
Loans .....................................................................................................~~86~~87

ARTICLE 9
Miscellaneous

Section 9.01.    Notices....................................................................................................~~86~~88
Section 9.02.    No Waivers.............................................................................................~~87~~89
Section 9.03.    Expenses; Documentary Taxes; Indemnification...................................~~87~~89
Section 9.04.    Sharing of Set-offs..................................................................................~~88~~90
Section 9.05.    Amendments and Waivers......................................................................~~89~~90
Section 9.06.    Successors and Assigns..........................................................................~~90~~91
Section 9.07.    Collateral...............................................................................................~~92~~94
Section 9.08.    Governing Law.......................................................................................~~92~~94
Section 9.09.    Counterparts; Integration......................................................................~~93~~95
Section 9.10.    Several Obligations................................................................................~~93~~95
Section 9.11.    Severability.............................................................................................~~93~~95
Section 9.12.    Confidentiality........................................................................................~~93~~95
Section 9.13.    WAIVER OF JURY TRIAL.....................................................................~~94~~96
Section 9.14.    USA Patriot Act......................................................................................~~94~~96
Section 9.15.    ICC Transactions...................................................................................~~94~~96
Section 9.16.    Acknowledgement and Consent to Bail-In.............................................~~95~~97

iii

and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“~~2015 Fee Letters” means those certain Fee Letters dated October 13, 2015~~2016 Amendment” means Amendment No. 1 to this Agreement dated as of November 18, 2016 among the Borrower, the Administrative Agent ~~and~~, the Syndication Agent and the Banks thereto.

“~~2016~~2017 Amendment” means Amendment No. ~~1~~2 to this Agreement dated as of November ~~18~~20, ~~2016~~2017 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.

“~~2016~~2017 Fee Letters” means those certain Fee Letters dated ~~September~~October 13, ~~2016~~2017 among the Borrower, the Administrative Agent and the Syndication Agent.

~~“2017 Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the 2017 Commitments.~~

“~~2017 Bank” means at any time, any Bank that has a 2017 Commitment specified on the 2017 Commitment Schedule hereto or any Assignee thereof and any subsequent Assignee of such Assignee.~~

“~~2017 Commitment Schedule” means the commitment schedule attached hereto under the heading, 2017 Commitment Schedule.~~

~~“2017 Commitment Termination Date” means October 28, 2017 or, if such day is not a Euro Dollar Business Day, the immediately preceding Euro-Dollar Business Day.~~

“~~2017 Commitment” means (i) with respect to any Bank, the amount, if any, set forth opposite the name of such Bank on the 2017 Commitment Schedule and (ii) with respect to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the 2017 Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased ordecreased from time to time in accordance with the terms and conditions of this Agreement.~~

~~“2017 Conversion” has the meaning set forth in Section 2.21.~~

~~“2017 Conversion Offer” has the meaning set forth in Section 2.21.~~

~~“2017 Credit Exposure” means with respect to any 2017 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2017 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the~~

~~aggregate amount of such 2017 Bank’s participation in L/C Obligations are~~
~~deemed to be “held” by such 2017 Bank for purposes of this definition).~~

“~~2017 Loan” means a Loan made by a 2017 Bank.~~

“~~2019 Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the 2019 Commitments.~~

“~~2019 Bank” means at any time, any Bank that has a 2019 Commitment specified on the 2019 Commitment Schedule hereto and any Bank that pursuant to the terms herein consummates a 2017 Conversion or any Assignee thereof and any subsequent Assignee of such Assignee.~~

“~~2019 Commitment Schedule” means the commitment schedule attached hereto under the heading, 2019 Commitment Schedule.~~

~~“2019 Commitment Termination Date” means November 19, 2019 or, if such day is not a Euro Dollar Business Day, the immediately preceding Euro Dollar Business Day.~~

~~“2019 Commitment” means (i) with respect to any Bank, the amount, if any, set forth opposite the name of such Bank on the 2019 Commitment Schedule and (ii) with respect to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the 2019 Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.~~

~~“2019 Credit Exposure” means with respect to any 2019 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2019 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2019 Bank’s participation in L/C Obligations are deemed to be “held” by such 2019 Bank for purposes of this definition).~~

~~“2019 Loan” means a Loan made by a 2019 Bank.~~

“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

“Additional Commitment Bank” has the meaning set forth in Section 2.22(d).

“Adjusted London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).

“Administrative Agent” means Mizuho Bank, Ltd., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

“Aggregate Commitment” means the aggregate amount that is equal to the sum of the ~~2017 Aggregate Commitment and the 2019 Aggregate Commitment~~ amounts of each of the Commitments.

“Agreement” means this Amended and Restated Revolving Credit Agreement, as the same may be amended from time to time.

“Amendment Effective Date” means the date this Agreement becomes effective in accordance with Section 3.01.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Anniversary Date” has the meaning set forth in Section 2.22(a).

“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law and issued by any Governmental Authority, applicable to such Person, including all Environmental Laws.

“Applicable Lending Office” means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

“ASC 815” means Accounting Standards Codification No. 815 Derivatives and Hedging, as amended from time to time (or any successor provision thereto).

“ASC 830” means Accounting Standards Codification No. 830 Foreign Currency Matters, as amended from time to time (or any successor provision thereto).

“Assignee” has the meaning set forth in Section 9.06(c).

“Auto-Extension Letter of Credit” has the meaning specified in Section 2.20(a)(iii).

“Back-Up Letter of Credit” has the meaning set forth in Section 2.01(b).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank” means ~~each bank listed on the signature pages hereof, each~~at any time, any Bank that has a Commitment specified on the Commitment Schedule hereto or any Assignee thereof and any subsequent Assignee of such Assignee which becomes a Bank pursuant to ~~Section 9.06(c), and their respective successors in interest from time to time~~Section 9.06(c).

“Bank Extension Notice Date” has the meaning set forth in Section 2.22(b).

“Bank Parties” mean the Banks and the Issuing Banks.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

~~“Bank Parties” mean the Banks and the Issuing Banks.~~

“Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the Federal Funds Rate for such day plus 0.50% and (iii) the Adjusted London Interbank Offered Rate taking into account any London Interbank Offered Rate floor under the definition of “London Interbank Offered Rate”, or a comparable or successor rate, which rate is selected by the Administrative Agent and Borrower as described in the definition of “London Interbank Offered Rate” in Section 2.07(b), for a one month Interest Period on such day (or if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day) plus 1.00%.

“Base Rate Loan” means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.08(a) or Article 8.

“Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule.

“Bonds” means any bonds issued pursuant to any of the Indentures, as the context may require.

“Borrower” means the National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, and its successors.

“Borrowing” has the meaning set forth in Section 1.03.

“Cash Collateral Account” means a deposit account or a non-interest bearing securities account (as contemplated by Section 2.20(e)) opened, or to be opened, by the Administrative Agent and in which a Lien has been granted to the Administrative Agent for the benefit of each Bank and each Issuing Bank pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each Issuing Bank (which documents are hereby consented to by the Banks) to the extent that any Letter of Credit is required to be Cash Collateralized in accordance with this Agreement.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of each Issuing Bank and each Bank, as collateral for the L/C Obligations, cash or deposit account balances, and “Cash Collateral” shall refer to such cash or deposit account balances.

“Central Banking Authority” means any central bank, reserve bank or monetary authority that is principally engaged in the regulation of the currency, money supply or commercial banking system of any given sovereign state or states.

“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the Effective Date, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and

Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia and Royal Bank of Canada, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.

“Co-Lead Arrangers” means Mizuho Bank, Ltd., JPMorgan Chase Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, and RBC Capital Markets,1 each in their capacity as co-lead arranger and joint bookrunner.

“Commitment” means (i) with respect to ~~each 2017~~any Bank, ~~such Bank’s 2017~~the amount, if any, set forth opposite the name of such Bank on the Commitment Schedule and (ii) with respect to ~~each 2019 Bank, such Bank’s 2019 Commitment.~~any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.

“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.

“Commitment Termination Date” means November 20, 2020 or, if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day.

_________________________
1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

“Committed Borrowing” means a Borrowing under Section 2.01(a).

“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

~~“Commitment Termination Date” means (i) with respect to 2017 Commitments and any 2017 Loans and any participations purchased in L/C Obligations by any 2017 Bank, the 2017 Commitment Termination Date and (ii) with respect to 2019 Commitments and any 2019 Loans and any participations purchased in L/C Obligations by any 2019 Bank, the 2019 Commitment Termination Date.~~

“Confidential Information” has the meaning set forth in Section 9.12.

“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.

“Credit Documentation” has the meaning set forth in Section 9.15.

“Credit Exposure” means ~~(i)~~ with respect to ~~each 2017~~any Bank~~, each~~ at any time, such ~~2017~~ Bank’s ~~2017 Credit Exposure and (ii) with respect to each 2019 Bank, each such 2019 Bank’s 2019 Credit Exposure.~~Pro Rata Share of each of (i) the aggregate principal amount of the Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such Bank’s participation in L/C Obligations are deemed to be “held” by such Bank for purposes of this definition).

“Default” means any occurrence or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.

“Defaulting Bank” means any Bank that (a) has failed, within two Domestic Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent or any Bank Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower, in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent or any Bank Party in writing, or has made a public statement to the effect,

“Euro-Dollar Lending Office” means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

“Euro-Dollar Loan” means a Committed Loan that bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

“Euro-Dollar Margin” means a rate per annum determined in accordance with the Pricing Schedule.

“Euro-Dollar Rate” means, for any day, a rate per annum determined in accordance with Section 2.07(b).

“Euro-Dollar Reserve Percentage” has the meaning set forth in Section 2.07(b).

“Event of Default” has the meaning set forth in Section 6.01.

“Excluded Taxes” means, with respect to any payment made by the Borrower under this Agreement or the Notes, any of the following Taxes imposed on or with respect to a Recipient:

(a)    income Taxes imposed on (or measured by) net income and franchise Taxes by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located or are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located or are Other Connection Taxes, (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any U.S. Federal withholding Taxes resulting from any law in effect on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with ~~Section 2.16(f)~~Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to ~~Section 2.16~~Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Commitment Termination Date” has the meaning set forth in Section 2.22(d).

“Existing Credit Agreement” has the meaning set forth in first WHEREAS clause above.

“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.

“Extended Commitment” means an Extended Commitment as defined in the ~~2016~~2017 Amendment.

“Extension Date” has the meaning set forth in Section 2.22(d).

“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule.

“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.

“Farmer Mac Master Note Purchase Agreement” means that certain Master Note Purchase Agreement, dated as of July 31, 2015, among Farmer Mac Mortgage Securities Corporation, a wholly owned subsidiary of Farmer Mac, Farmer Mac and the Borrower.

“Farmer Mac Master Note Purchase Agreement Liens” means Liens on any assets of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.

“Farmer Mac Master Note Purchase Agreement Limit” shall be the lesser of (i) the aggregate purchase amount of notes available for purchase at any such time, without regards to whether any such notes have been purchased, pursuant to one or more supplemental note purchase agreements to the Farmer Mac Master Note Purchase Agreement in effect at such time or (ii) $1,000,000,000.

“Farmer Mac Master Note Purchase Agreement Obligations” means notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, and any applicable intergovernmental agreements and related legislation and official administrative rules or practices with respect thereto.

indebtedness, and thereafter such money and evidences of indebtedness so deposited shall not be included in any computation of the assets of such Person; and provided further that no provision of this definition shall be construed to include as “Indebtedness” of the Borrower or its Consolidated Entities any indebtedness by virtue of any agreement by the Borrower or its Consolidated Entities to advance or supply funds to Members.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by the Borrower under this Agreement or the Notes and (b) to the extent not described in clause (a), Other Taxes.

“Indenture” means either the 1994 Indenture, the 2007 Indenture or any other Indenture that provides for borrowing on terms not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under the 1994 Indenture or the 2007 Indenture, and “Indentures” means all such Indentures.

“Initial Issuing Bank” means Mizuho Bank, Ltd., in its capacity as initial issuing bank for the letters of credit issued or to be issued pursuant to this Agreement, and its successors in such capacity as provided in Section ~~2.20~~2.20(b).

“Initial Issuing Bank Sublimit” means $25,000,000. The Initial Issuing Bank Sublimit is part of, and not in addition to, the Commitment of the Initial Issuing Bank.

“Interest Expense” means, for any period, the line item “interest expense” as it appears on the statement of operations of the Borrower and its Consolidated Entities for such period delivered to the Banks pursuant to Section 5.03(b), calculated in accordance with U.S. GAAP as in effect from time to time.

“Interest Period” means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

(a)    any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

(b)    any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall,

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.

“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit to be issued hereunder by any Issuing Bank in the form from time to time in use by such Issuing Bank.

“Letter of Credit Expiration Date” means the day that is five Domestic Business Days prior to the ~~2019~~ Commitment Termination Date.

“Letter of Credit Fee” has the meaning specified in Section 2.09(c).

“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit
Sublimit is part of, and not in addition to, the aggregate Commitments.

“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b) and any Existing Letters of Credit.

“LIBOR Auction” means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Lien Exception Amount” means $10,000,000,000 plus an amount equal to the incremental increase in the allocated amount of REDLG Obligations from the Amendment Effective Date; provided that the Lien Exception Amount shall at no time exceed $12,500,000,000.

“Loan” means a Base Rate Loan or a Euro-Dollar Loan or a Money Market Loan in each case, made by any ~~2017 Bank or any 2019~~ Bank, as applicable and “Loans” means Base Rate Loans or Euro-Dollar Loans or Money

Market Loans or any combination of the foregoing in each case, made hereunder by a ~~2017 Bank or a 2019~~ Bank.

“London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).

“Maturity Date” means (i) with respect to any Revolving Loan, the Commitment Termination Date and (ii) with respect to any Money Market Loan, the last day of the Interest Period applicable thereto.

“Member” means any Person which is a member or a patron of the Borrower.

“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.

“Money Market Absolute Rate” has the meaning set forth in Section 2.03(d)(ii)(D).

“Money Market Absolute Rate Loan” means a loan to be made to the Borrower by a Bank pursuant to an Absolute Rate Auction.

“Money Market Lending Office” means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

“Money Market LIBOR Loan” means a loan to be made to the Borrower by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Prime Rate pursuant to Section 8.01(a)).

“Money Market Loan” means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

“Money Market Margin” has the meaning set forth in Section 2.03(d).

“Money Market Quote” means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001 of ERISA and subject to Title IV of ERISA, which has two or more contributing sponsors, one of whom is the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.

“Net Income” means, for any period, the line item “net income” on the consolidated statement of operations of the Borrower and its Consolidated Entities, as it appears in the financial statements for such period delivered to the Banks pursuant to Section 5.03(b), and each calculated in accordance with U.S. GAAP as in effect from time to time; provided that non-cash adjustments (whether positive or negative) required to be made pursuant to ASC 815 and ASC 830 on each such line item shall be excluded from the calculation thereof to the extent otherwise included therein.

“Non-Extending Bank” has the meaning set forth in Section 2.22(b).

“Non-Extension Notice Date” has the meaning specified in Section 2.20(a)(iii).

“Non-U.S. Bank Party” means a Bank Party that is not a U.S. Person.

“Notes” means, to the extent requested by Bank, promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and “Note” means any one of such promissory notes issued hereunder.

“Notice of Borrowing” means a Notice of Committed Borrowing or a Notice of Money Market Borrowing.

“Notice of Committed Borrowing” has the meaning set forth in Section 2.02.

“Notice of Interest Rate Election” has the meaning set forth in Section 2.08(a).

“Notice of Money Market Borrowing” has the meaning set forth in Section 2.03(f).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).

“Required Banks” means, subject to Section 2.19, at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).

“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, the Chief Operating Officer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.

“Revolving Credit Period” means the period from and including the Effective Date to but excluding ~~(x) in the case of the 2017 Commitments, the 2017 Commitment Termination Date and (y) in the case of the 2019 Commitments, the 2019~~the Commitment Termination Date.

“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).

“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.

“RUS Guaranteed Loan” means any loan made by any Person, which loan is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B-1 or Exhibit B-2 hereto; and “Guaranteed Portion” of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.

“S&P” means ~~Standard and Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., and its successors.~~S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or any other U.S. Governmental Authority, as may be amended, supplemented or substituted from time to time, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Second Amendment Effective Date” means the Second Amendment Effective Date as defined in the 2017 Amendment.

“Securities and Exchange Commission” means the Securities and Exchange Commission or any other U.S. federal governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission.

“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.

“Specified Date” has the meaning set forth in Section 2.22(c).

“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.

“Start-up Investments” has the meaning set forth in Section 5.12.

“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency)

amount is in effect at such time. All Existing Letters of Credit issued and outstanding on the Amendment Effective Date shall be deemed to be Letters of Credit under this Agreement and from and after the Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.

ARTICLE 2
THE CREDITS

Section 2.01.    Commitments to Lend and Issue Letters of Credit. (a) Revolving Loans. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the sum of (x) the aggregate principal amount of Revolving Loans by such Bank at any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks ~~(pro rata between the 2017 Banks and 2019 Banks)~~ in accordance with their Pro Rata Share of the Aggregate Commitments until the ~~2017 Commitment Termination Date; thereafter, all Loans will be made by the 2019 Banks in accordance with their Pro Rata Share of the 2019 Aggregate Commitments until the 2019~~ Commitment Termination Date, and in each case subject to the limitations set forth in Section 3.03(d).

(b)    Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Amendment Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities or (ii) in support of a letter of credit issued by the Borrower as a back-up confirmation or backup credit support of such letter of credit (“Back-Up Letter of Credit”), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the sum of (x) the aggregate principal amount of Revolving Loans of any Bank, plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed such Bank’s Commitment, (2) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit and (3) the Outstanding Amount of all L/C Obligations of each Initial Issuing Bank shall not exceed the Initial Issuing Bank Sublimit of such Initial Issuing Bank unless otherwise agreed by such Initial Issuing Bank~~; provided, further that the 2017 Banks agreement to purchase participations in Letters of Credit shall be limited to their Pro Rata Share of any Letters of Credit with an expiration date that is no later than five Domestic Business Days prior to the 2017 Commitment Termination Date and is otherwise subject to the limitations set forth in Section 3.03(d)~~. Each request by the Borrower for the issuance of, or an amendment to increase the amount of, any Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the condition set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Notwithstanding anything to the contrary herein, no Issuing Bank shall issue any Letter of Credit other than a Standby Letter of Credit.

(c)    Letters of Credit Generally. (i) No Issuing Bank shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Banks have approved such expiry date; provided that in no event shall the expiry date of any requested Letter of Credit occur on or after the Domestic Business Day immediately preceding the Commitment Termination Date.

(ii)    No Issuing Bank shall be under any obligation to make any L/C Credit Extension if:

(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law, but if not having the force of law, being a request or directive which is generally complied with by comparable financial institutions) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that the Issuing Bank refrain frothe issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the ~~First~~Second Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the ~~First~~Second attach to and make a part of its Note a continuation of any such schedule as and when required.

(d)    Any Note evidencing a Loan (as such term is defined in the Existing Credit Agreement) made prior to the Amendment Effective Date may be exchanged upon request of the relevant Bank, made through the Administrative Agent, and simultaneous surrender of such Note to the Borrower through the Administrative Agent in exchange for one or more new Notes evidencing the ~~2017 Loans and the 2019~~ Loans, respectively, outstanding hereunder, if any, as of the Amendment Effective Date.

Section 2.06.    Maturity of Loans. Each Loan hereunder shall mature, and the principal amount thereof shall be due and payable on the Maturity Date with respect to such Loan.

Section 2.07.    Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate plus the applicable Base Rate Margin for such day. Such interest shall be payable for each Interest Period on the last day thereof and, with respect to the principal amount of any Base Rate Loan that is prepaid or converted to a Euro-Dollar Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

(b)    Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof and, with respect to the principal amount of any Euro-Dollar Loan that is prepaid or converted to a Base Rate Loan, on the date of such prepayment or conversion.

The “Adjusted London Interbank Offered Rate” applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

The “London Interbank Offered Rate” applicable to any Interest Period means the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or on any successor or substitute page of such Reuters Service, or if the Reuters Service ceases to be available, any successor to or substitute for such Reuters Service, providing rate quotations comparable to those currently provided on such page of such Reuters Service, as determined by the

Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the commencement of such Interest Period, as the rate for the offering of dollar deposits with a maturity comparable to such Interest Period; provided, that if such rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further, that if the London Interbank Offered Rate is not available for such Interest Period, then the applicable London Interbank Offered Rate shall be the Interpolated Rate. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the London Interbank Offered Rate) reasonably determined by the Administrative Agent (which determination shall be conclusive absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the London Interbank Offered Rate for the longest period (for which the London Interbank Offered Rate is available) that is shorter than the Interest Period and (b) the London Interbank Offered Rate for the shortest period (for which the London Interbank Offered Rate is available) that exceeds the Interest Period; provided that, if the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means still do not exist for ascertaining the Interpolated Rate, then the Administrative Agent shall give written notice thereof to the Borrower and the Banks as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist, (i) any interest election request that requests the conversion of any Base Rate Loan to, or continuation of any Euro-Dollar Loan as, a Euro-Dollar Loan shall be ineffective and (ii) if any Loan requests a Euro-Dollar Loan, such Borrowing shall be made as a Base Rate Loan.

If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in the paragraph above have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth above have not arisen but the supervisor for the administrator of the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the London Interbank Offered Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.05, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five BusinessDays of the date notice of such alternate rate of interest is provided to the Banks, a written notice from the Required Banks stating that such Required Banks object to such amendment. Until an alternate rate of interest shall be determined in accordance with this paragraph (but, in the case of the circumstances described in clause (ii) of the first sentence of this paragraph, only to the extent the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate for such Interest Period is not available or published at such time on a current basis), (x) any interest election request that requests the conversion of any Base Rate Loan to, or continuation of any Euro-Dollar Loan as, a Euro-Dollar Loan shall be ineffective and (y) if any Loan requests a Euro-Dollar Loan, such Borrowing shall be made as a Base Rate Loan; provided that if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.    To the extent a comparable or successor rate to the London Interbank Offered Rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

“Euro-Dollar Reserve Percentage” means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion Dollars in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

(c)    Any overdue principal of or interest on any Euro-Dollar Loan and any other overdue amount payable hereunder (other than in respect of any Money Market Loan as provided in the following paragraph) shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus (i) in the case of principal, the rate otherwise applicable to Euro-Dollar Loans for such day or (ii) in the case of interest and any other overdue amount payable hereunder (other than in respect of any Money Market Loan as provided in be due and payable on each January 1, April 1, July 1 and October 1, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each ~~2019~~ Bank on the ~~First~~Second Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~2016~~2017 Fee Letters.

Section 2.10.    Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all ~~2017 Commitments at any time, if no 2017 Loans are outstanding at such time, (ii) terminate all~~ Commitments at any time, if no Loans are outstanding at such time or (~~iii~~ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the ~~2017 Commitments, the 2019 Commitments or the~~ Commitments in excess of the aggregate outstanding principal amount of the Loans.

Section 2.11.    Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.

Section 2.12.    Optional Prepayments. (a) Subject in the case of Euro-Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment~~; provided that prior to the 2017 Commitment Termination Date, to the extent an applicable Group of Loans contains both 2017 Loans and 2019 Loans, any such optional prepayment shall be applied to the 2017 Loans and 2019 Loans in such Group of Loans on a pro rata basis; and provided further if the Borrower desires to terminate all 2017 Commitments in accordance with Section 2.10(i), the Borrower may prepay all 2017 Loans outstanding at such time and upon such prepayment, terminate the 2017 Commitments in accordance with 2.10(i).~~ Each such optional prepayment shall be applied to

(g)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including additional amounts paid pursuant to this Section 2.16), it shall pay the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.16(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.16(g) shall not be construed to require indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.

(h)    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).    (i)    Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Bank Party, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.

Section 2.17.    Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) such increase may be effected by increasing the ~~2017~~ Commitment, ~~the 2019 Commitment or any combination of the foregoing,~~ so long as such increase satisfies all terms and conditions herein, including, but not limited to, this Section ~~2.17~~2.17(a), (ii) the amount of such increase when added to the aggregate amount of all such prior increases in the Commitments hereunder (including by way of creating new Commitments), on or after the Amendment Effective Date, does not exceed the sum of $500,000,000 and the amount of any Commitments terminated thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

~~Section 2.21.    2017 Conversions. Notwithstanding anything to the contrary in this Agreement, subject to the consent of the Administrative Agent and the Issuing Bank, such consent not to be unreasonably withheld, conditioned or delayed and pursuant to an offer (a “2017 Conversion Offer”) made by the Borrower after the Amendment Effective Date to any 2017 Bank, the Borrower is hereby permitted to consummate from time to time transactions with any individual 2017 Bank that in its sole and absolute discretion elects to consent to and accept such 2017 Conversion Offer to convert all (but not less than all) of such accepting 2017 Bank’s 2017 Commitment and 2017 Credit Exposure to an equal principal amount of a 2019 Commitment and 2019 Credit Exposure (a “2017 Conversion”). Upon the effectiveness of any such 2017 Conversion, (i) such accepting 2017 Bank shall become a 2019 Bank, (ii) such accepting 2017 Bank’s 2017 Commitments shall become 2019 Commitments in an aggregate principal amount equal to such accepting 2017 Bank’s 2017 Commitments and (iii) such accepting 2017 Bank’s 2017 Credit Exposure shall become a 2019 Credit Exposure in an aggregate principal amount equal to such accepting 2017 Bank’s 2017 Credit Exposure. In connection with any 2017 Conversion, the Borrower shall provide the Administrative Agent and Issuing Bank at least five Domestic Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof.~~

Section 2.21.    [Reserved]

Section 2.22.    Extension of Commitment Termination Date. (a) The Borrower may, by notice to the Administrative Agent (which shall promptly notify the Banks) not earlier than 45 days prior to any anniversary of the Second Amendment Effective Date (each, an “Anniversary Date”) but no later than 30 days prior to any such Anniversary Date, request that each Bank extend such Bank’s Commitment Termination Date for an additional one year after the Commitment Termination Date then in effect for such Bank hereunder (the “Existing Commitment Termination Date”); provided, however, the Borrower may request no more than two extensions pursuant to this Section.

(b)    In the event it receives a notice from the Administrative Agent pursuant to Section 2.22(a), each Bank, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than

30 days prior to the applicable Anniversary Date and not later than the date (the “Bank Extension Notice Date”) that is 20 days prior to the applicable Anniversary Date, advise the Administrative Agent whether or not such Bank agrees to such extension (and each Bank that determines not to so extend its Existing Commitment Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Bank Extension Notice Date)), and any Bank that does not so advise the Administrative Agent on or before the Bank Extension Notice Date shall be deemed to be a Non-Extending Bank. The election of any Bank to agree to any such extension shall not obligate any other Bank to so agree.

(c)    The Administrative Agent shall notify the Borrower of each Bank’s determination (or deemed determination) under this Section no later than the date that is 15 days prior to the applicable Anniversary Date, or, if such date is not a Business Day, on the next preceding Business Day (the “Specified Date”).

(d)    The Borrower shall have the right on or before the fifth Business Day after the Specified Date (the “Extension Date”) to replace each Non-Extending Bank (i) with an existing Bank, and/or (ii) by adding as “Banks” under this Agreement in place thereof, one or more Persons (each Bank in clauses (i) and (ii), an “Additional Commitment Bank”), each of which Additional Commitment Banks shall be an Assignee and shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Bank is already a Bank, its Commitment shall be in addition to such Bank’s Commitment hereunder on such date); provided that the aggregate amount of the Commitments for all Additional Commitment Banks shall be no more than the aggregate amount of the Commitments of all Non-Extending Banks; provided, further, that the existing Banks shall have the right to increase their Commitments up to the amount of the Non-Extending Banks’ Commitments before the Borrower shall have the right to substitute any other Person for any Non-Extending Bank.

(e)    If (and only if) the aggregate amount of the Commitments of the Banks that have agreed to extend their Existing Commitment Termination Dates plus the aggregate additional Commitments of the Additional Commitment Banks shall be more than 50% of the aggregate amount of the Commitments in effect immediately prior to the Specified Date, then, effective as of the Extension Date, the Existing Commitment Termination Date of each Bank agreeing to an extension and of each Additional Commitment Bank shall be extended to the date that is one year after the Existing Commitment Termination Date, and each Additional

Commitment Bank shall thereupon become a “Bank” for all purposes of this Agreement.

(f)    Notwithstanding the foregoing, the extension of any Bank’s Existing Commitment Termination Date (and the accession of each Additional Commitment Bank) pursuant to this Section shall be effective on the Extension Date only if (i) the following statements shall be true: (A) no Default or Event of Default has occurred and is continuing, or would result from the extension of the Existing Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension), and (ii) on or prior to the Extension Date the Administrative Agent shall have received the following, each dated the Extension Date and in form and substance satisfactory to the Administrative Agent: (1) a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Extension Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance, (2) a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with the extension of the Existing Commitment Termination Date are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it, (3) an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F hereof, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations and (4) such other documents reasonably requested by the Administrative Agent in connection with any such transaction.

(g)    Subject to subsection (e) above, the Commitment of any Non-Extending Bank that has not been replaced pursuant to subsection (d) above shall (i) automatically terminate on its Existing Commitment Termination Date or (ii) at the option of the Borrower, with respect to the Commitments of all Non-Extending Banks that have advised the Borrower of their unwillingness to agree to an extension in response to a notice delivered pursuant to Section 2.22(a), terminate on any Anniversary Date occurring prior thereto (in each case without regard to any extension by any other Bank); it being understood and agreed that such Non-Extending Bank’s participations in Letters of Credit outstanding on such Existing Commitment

Termination Date or such Anniversary Date, as the case may be, shall terminate thereon and any and all fees and expenses owed to each Non-Extending Bank as of that date shall be paid by the Borrower to such Non-Extending Bank.

ARTICLE 3
CONDITIONS

Section 3.01.    Effectiveness. (i) The Existing Credit Agreement became effective on the Effective Date and (ii) this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Amendment Effective Date unless otherwise indicated:

(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it in facsimile transmission, electronic submission or other writing from such party of execution of a counterpart hereof by such party);

(b)    receipt by the Administrative Agent for the account of each Bank that has requested a Note of a duly executed Note dated on or before the Amendment Effective Date complying with the provisions of Section 2.05;

(c)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F hereto, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations;

(d)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Chief Operating Officer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through ~~(g)~~(g), inclusive, of Section 3.03 have been satisfied as of the Amendment Effective Date and, in the case of clauses (c), ~~(e)~~(e) and ~~(g)~~(g), setting forth in reasonable detail the calculations required to establish such compliance;

(e)    receipt by the Administrative Agent, with a copy for each Bank, of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Agreement are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(f)    receipt by the Administrative Agent and the Syndication Agent (or their respective assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses for which invoices have been presented, on or before the Amendment Effective Date;

(g)    receipt by the Administrative Agent and the Banks of all documentation and other information requested by the Administrative Agent or such Bank and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56; and

(h)    receipt by the Administrative Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

Section 3.02.    [Reserved]

Section 3.03.    Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:

(a)    The Amendment Effective Date shall have occurred on or prior to November 19, 2015 ~~and~~, the First Amendment Effective Date shall have occurred on or prior to November 18, 2016 and the Second Amendment Effective Date shall have occurred on or prior to November 20, 2017;

(b)    receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;

(d)    Prior to the ~~2017~~ Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement) ~~and that after the 2017 Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the 2019 Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the 2019 Agreement Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this~~
~~Agreement);~~;

(e)    the fact that no Default shall have occurred and be continuing;

(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the ~~First~~Second Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and

(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).

Each Borrowing or L/C Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.

from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-Lead Arrangers Not Liable. Nothing in this Agreement shall impose upon the Co-Documentation Agents, the Syndication Agent or the Co-Lead Arrangers, each in such capacity, any duties or responsibilities whatsoever.

Section 7.10.    Calculations. The Administrative Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Banks any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the Borrower, to recover such amount from the Borrower.

ARTICLE 8
CHANGE IN CIRCUMSTANCES

Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Borrowing:

(a)    the Administrative Agent determines that the London Interbank Offered Rate is not available in the manner set forth in the definition of London Interbank Offered Rate for any such Interest Period (each such Interest Period an
“Affected Interest Period”)~~,~~ or

(b)    in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Administrative Agent in writing that the Adjusted London Interbank Offered Rate, as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, in either the case of clause (a) or clause (b) above, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Euro-Dollar Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market

(y) in the case of any Bank, at its address, email address or telecopier number set forth in its Administrative Questionnaire or (z) in the case of any other party, such other address, email address or telecopier number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request, direction, consent, approval or other communication shall be effective (i) if given by facsimile transmission or other electronic submission, when such facsimile transmission or other electronic submission is transmitted to the facsimile number or email address specified in this Section and receipt is confirmed or (~~iii~~ii) if given by any other means, when delivered or received at the address specified in this Section; provided that (A) notices to the Administrative Agent under Article 2 or Article 8 shall also be confirmed by telephone call and shall not be effective until received and (B) any communications deemed received hereunder must have been received during the recipient’s normal business hours; provided, however, that any communication that is not received during the recipient’s normal business hours on a particular Domestic Business Day, shall be deemed to be received on the immediately following Domestic
Business Day.

(b)    Notices and other communications to the Bank Parties hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 or Article 8 unless otherwise agreed by the Administrative Agent and the applicable Bank Party. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c)    The address, telephone number or facsimile number for any party hereto may be changed at any time and from time to time upon written notice given by such changing party to each other party hereto.

Section 9.02.    No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.03.    Expenses; Documentary Taxes; Indemnification. (a) The Borrower shall pay (i) all documented reasonable out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all documented reasonable out-of-pocket expenses incurred by the Administrative Agent or any Bank, including reasonable fees and disbursements incurred by counsel or in-house counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank Party against any transfer Taxes, documentary Taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or the Notes and any and all liabilities with respect to or resulting from any delay or omission (unless solely attributable to such Bank) to pay such Taxes. This Section 9.03(a) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(b)    The Borrower agrees to indemnify each Bank Party, their respective affiliates and the respective directors, officers and employees of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs, claims, demands and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Indemnitee (or by the Administrative Agent in connection with its actions as Administrative Agent hereunder) in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence, willful misconduct or unlawful conduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

Section 9.04.    Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest then due with respect to any Loans made by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Loans made by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Loans. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

Section 9.05.    Amendments and Waivers. Except as provided by Section 2.17 or Section 2.19(a)(iii), any provision of this Agreement or the Notes may be

EXISTING COMMITMENT SCHEDULE

Institution	Commitment Prior to the ~~First~~Second Amendment Effective Date	Loans Outstanding on the ~~First~~Second Amendment Effective Date
~~2017~~ Bank
~~National Cooperative Services Corporation~~Mizuho Bank Ltd.	~~$30,000,000.00~~187, 500,000.00	$0
~~Compass~~Royal Bank of Canada	~~$25,000,000.00~~187, 500,000.00	$0
~~PNC~~The Bank~~, National Association~~ of Nova Scotia	~~$25,000,000.00~~187, 500,000.00	$0

~~2018 Bank~~
~~Mizuho~~The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$187,500,000.00	$0
JPMorgan Chase Bank, N.A.	$180,000,000.00	$0
~~The~~PNC Bank ~~of Tokyo Mitsubishi UFJ, Ltd.~~, National Association	~~$187,500,000.00~~150 ,000,000.00	$0
~~Royal Bank of Canada~~	~~$187,500,000.00~~	~~$0~~
~~KeyBank National Association~~	~~$180,000,000.00~~	~~$0~~
~~The Bank of Nova Scotia~~	~~$180,000,000.00~~	~~$0~~
US Bank National Association	$125,000,000.00	$0
SunTrust Bank	$125,000,000.00	$0
~~PNC~~Regions Bank~~, National Association~~	~~$125,000,000.00~~75, 000,000.00	$0
~~Regions Bank~~KeyBank National Association	~~$75,000,000.00~~70,0 00,000.00	$0
Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000.00	$0
~~The Korea Development Bank, New York Branch~~	~~$30,000,000.00~~	~~$0~~
Apple Bank for Savings	$17,500,000.00	$0
Total	$~~1,720,000,000.00~~1, 532,500,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE

~~2019~~ Commitment Schedule

~~2019~~ Bank	~~2019~~ Commitment
Mizuho Bank Ltd.	$187,500,000.00
Royal Bank of Canada	$187,500,000.00
The Bank of Nova Scotia	$187,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$187,500,000.00
JPMorgan Chase Bank, N.A.	$180,000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
Regions Bank	$75,000,000.00
KeyBank National Association	$70,000,000.00
~~Industrial and Commercial Bank of China Limited, New York Branch~~	~~$40,000,000.00~~
Apple Bank for Savings	$17,500,000.00

Total:	$~~1,532,500,000.00~~1,4 92,500,000.00

Commitment Schedule

EXISTING LETTERS OF CREDIT

~~L/C# LCA3045NY – Allamakee - Clayton Electric Cooperative, Inc.~~
None
~~Beneficiary: Universal Service Administrative Company~~
~~Amount: $145,360~~
~~Effective Date: January 30, 2015~~
~~Expiration Date: January 30, 2016~~

Existing Letters of Credit

PRICING SCHEDULE

The “Euro-Dollar Margin”, the “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date.

Status	Level I	Level II	Level III	Level IV	Level V
Euro-Dollar Margin	~~0.7000~~0.57 50%	~~0.8150~~0.69 00%	~~0.9250~~0.80 00%	~~1.0250~~0.90 00%	~~1.1000~~0.97 50%
Base Rate Margin	0%	0%	0%	0.025%	0.1%
Facility Fee Rate	0.0500%	0.0600%	0.0750%	0.1000%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:

“Level I Status” exists at any date if, at such date, the Borrower’s Unsecured Long-Term Debt is rated AA- or higher by S&P or Aa3 or higher by Moody’s.

“Level II Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A+ or higher by S&P or A1 or higher by Moody’s, and (ii) Level I Status does not exist.

“Level III Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A or higher by S&P or A2 or higher by Moody’s, and (ii) Level II Status does not exist.

“Level IV Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A- or higher by S&P or A3 or higher by Moody’s, and (ii) Level III Status does not exist.

“Level V Status” exists at any date if, at such date, neither Level I Status, Level II Status, Level III Status or Level IV Status exists.

“Moody’s” means Moody’s Investors Services, Inc.

“Rating Agencies” means each of S&P and Moody’s.

“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s ~~Rating~~Financial Services LLC, or any successor thereto.

“Status” refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

The credit ratings to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower

Pricing Schedule

SCHEDULE 9.15

ICC TRANSACTIONS

Background

As described in the Borrower’s filings with the U.S. Securities and Exchange Commission, Rural Telephone Finance Cooperative (“RTFC”), a Consolidated Entity of the Borrower, made secured loans to Innovative Communication Corporation (“ICC”), a diversified telecommunications company organized under the laws of the United States Virgin Islands (“USVI”) and headquartered in St. Croix, USVI and its affiliates. Through operating divisions and subsidiaries, ICC provided cellular, wireline local and long-distance telephone, cable television, Internet access and other telecommunications services in the eastern and southern Caribbean among other places. ICC and its subsidiaries are hereby defined as the “ICC Companies.”

Beginning in 2006, ICC and certain of its affiliates were the subject of pending bankruptcy proceedings and a Bankruptcy Trustee was appointed to manage the operations and assets of the ICC bankruptcy estate (the “Trustee”). The Trustee separated the assets of the bankruptcy estates, including certain of the ICC Companies, into three asset groups (“Group 1,” “Group 2” and “Group 3”). Group 2 and Group 3 were sold in 2009 and 2010 to parties unrelated to the Borrower, with the proceeds from the sale being applied to pay administrative expenses of the estates and a portion of RTFC debt. Group 1, which was sold to direct and indirect subsidiaries of the Borrower, as detailed in the ICC Transactions below, included companies engaged in wireline telephone operations in the USVI, wireless telephone operations in the USVI and St. Maarten, cable television service operations in the USVI, the British Virgin Islands and St.Maarten, and related telecommunications and complementary operations (collectively, as owned by direct and indirect subsidiaries of the Borrower, the “ICC Assets”):

ICC Transactions

Borrower’s Acquisition of the ICC Assets.

In order to effect the acquisition of the ICC Assets, including the equity interests in the ICC Companies in Group 1, RTFC and the Trustee entered into a Purchase Agreement, approved by the Bankruptcy Court and proving for a $250 million credit bid (collectively, “ICC Assets”). Following regulatory approval and satisfaction of other conditions, Borrower’s direct subsidiary, Caribbean Asset Holdings, LLC (“CAH”), and its direct and indirect subsidiaries took ownership of the ICC Assets (collectively as the “ICC Related Companies”) in 2010 and 2011.

As part of and following the acquisitions of the ICC Related Companies, (i) the Borrower ~~has~~ provided equity and/or debt capitalization and ongoing funding,

Schedule 9.15

including working capital and capital expense to the ICC Related Companies; (ii) Borrower provided funding directly or through the ICC Related Companies for settlement or satisfaction of third-party claims against the ICC Companies; (iii) Borrower ~~has~~ provided credit support and/or credit enhancement for obligations of ICC Related Companies, including guaranties or letters of credit; (iv) Borrower ~~holds~~held such ICC Assets through the ICC Related Companies, and ~~operates or provides~~operated or provided for their operation for the purpose of preserving and rehabilitating such ICC Assets, preparing them for resale or other disposition and reselling or disposing of them in one or more transactions at a price or prices or for other consideration satisfactory to the Borrower; and (v) Borrower, through its subsidiaries, ~~has~~ engaged staff and outside consultants, agents, managers, management companies and other professional advisers to advise and assist with respect to, or to carry out, the foregoing.

Disposition of the ICC Companies and ICC Assets.

As set forth in greater detail in Borrower’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), dated September 30, 2015, Borrower entered into a definitive agreement for a sale to ATN VI Holdings, LLC (the “Buyer”) and Atlantic Tele-Network, Inc., the parent corporation of the Buyer (“Atlantic”), of all the issued and outstanding membership interests of Borrower’s direct subsidiary CAH, which owns the other ICC Related Companies. (the “Disposition”) for a purchase price of $145 million, subject to certain adjustments. RTFC ~~has~~ committed to provide debt financing of up to $60 million, providing Buyer with the option to finance a portion of the purchase price. Atlantic ~~will~~committed to provide a guarantee on an unsecured basis of Buyer’s obligations to RTFC pursuant to the financing.

On July 1, 2016, Borrower filed a Form 8-K with the SEC announcing that the purchase agreement was amended to adjust the purchase price by $1.25 million, for a purchase price of approximately $144 million, and the Disposition was completed. Net proceeds from the Disposition ~~are~~were subject to post-closing adjustments. ~~Additionally,~~ Borrower remains subject to potential indemnification claims, as more particularly described in the purchase agreement. In connection with the Disposition, $16 million of the sale proceeds were deposited into escrow to fund potential indemnification claims for a period of 15 months following the closing. Borrower has received $12.9 million from the escrow and is evaluating whether claims asserted are subject to indemnification and what amounts, if any, would be owed to Buyer under the purchase agreement.

All of the transactions, actions and other matters referred to above (together with such other related transactions and steps, occurring prior to or concurrently with or within a reasonable time after the transactions, actions and other matters referred to above and as may be reasonably necessary to carry out

Schedule 9.15

EXHIBIT F

OPINION OF GENERAL COUNSEL OF THE BORROWER

November [ ], ~~2016~~2017

To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below c/o Mizuho Bank, Ltd.
1251 Avenue of the Americas
New York, New York 10020

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended by the ~~Amendment~~Amendments (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, and Royal Bank of Canada, as Co-DocumentationAgents ~~and~~, (ii) that certain Amendment No. 1 dated as of November 18, 2016 (~~the~~ “Amendment No. 1”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents and (iii) that certain Amendment No. 2 dated as of November 20, 2017 (“Amendment No. 2” and together with Amendment No. 1, the “Amendments”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents. I, Roberta B. Aronson, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section 7(b) of ~~the~~ Amendment No. 2. Terms defined in the Extended Agreement are used herein as therein defined.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.

Upon the basis of the foregoing, I am of the opinion that:

1.    The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower.

2.    The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Extended Agreement and each of the Notes dated the date hereof (the “Subject Notes”). The Extended Agreement and the Subject Notes have been duly and validly authorized, executed and delivered by the Borrower.1

3.    There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the Extended Agreement or the Subject Notes. ~~Without limiting the foregoing opinion, I would like to draw your attention to the legal actions described on Annex A.~~

4.    No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of the Extended Agreement or the Subject Notes.

5.    The holders of the Borrower’s Members’ Subordinated Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.

_______________________

1 The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations.

6.    Neither the Borrower nor any Consolidated Entity is in default in any material respect under any material agreement or other instrument to which it is a party or by which it or its property or assets is bound. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument. Neither the execution and delivery of the Extended Agreement or the Subject Notes, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any material breach of, any of the material terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Subject Notes.

7.    The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in any Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provisions of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The borrowings by the Borrower contemplated by the Extended Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, any Indenture.

8.    Set forth on Annex ~~B~~A attached hereto is a true, correct and complete list of all of the Borrower’s Subsidiaries and Joint Ventures, the jurisdiction of incorporation or organization of each such Subsidiary and Joint Venture and the nature and percentage of the Borrower’s ownership of each such Subsidiary and Joint Venture.

9.    The Borrower has received a ruling from the Internal Revenue Service to the effect that it is exempt from payment of Federal income tax under Section 501(c)(4) of the Internal Revenue Code of 1986, and nothing has come to our attention that leads us to believe that the Borrower is not so exempt.

Annex A

~~In June 2015, the Rural Telephone Finance Cooperative (“RTFC”), a Consolidated Entity of CFC, received a notice of deficiency from the Virgin Islands Bureau of Internal Revenue (the “BIR”) alleging that RTFC owes tax or other amounts, plus interest, in connection with tax years 1996 and 1997, and 1999 through 2005. On September 4, 2015, RTFC filed a petition with the District Court of the Virgin Islands in response to the BIR’s notice of deficiency. RTFC believes that these allegations are without merit and plans to timely contest this determination in the Federal District Court of the Virgin Islands.~~

~~Nothing herein constitutes an admission that the foregoing are reasonably likely to materially adversely affect the business, financial position or results of CFC or the authority or ability of CFC to perform its obligations under the Agreement or the Subject Notes.~~

~~Annex B~~

Subsidiaries, Special Purpose Subsidiaries and Joint Ventures:

~~Borrower owns 100% of the membership interests of CAH~~
~~Residual Holdings, LLC, organized in the State of Delaware.~~
None

~~CAH Residual Holdings, LLC owns 100% of the stock of~~
~~Group B 200, Inc., organized in the Commonwealth of Puerto~~
~~Rico.~~